CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of China Stationery & Office Supply, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ John S. Matthews
                                 ----------------------
                                 John S. Matthews
                                 Chief Executive Officer

March 28, 2011


                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350
                      aAS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of China Stationery & Office Supply, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Joshua Winkler
                                 ----------------------
                                 Joshua Winkler
                                 Chief Financial Officer


March 28, 2011